UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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Wayne Savings Bancshares, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 25, 2009

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Wayne Savings Bancshares, Inc. The annual meeting will be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 23, 2009 at 10:00 a.m., local time.

At the annual meeting, you will be asked to elect two (2) directors for a three-year term and ratify the appointment of BKD LLP as our independent registered public accounting firm for the year ending March 31, 2010.  Each of these matters is more fully described in the accompanying materials.

The board of directors of Wayne Savings has determined that the matters to be considered at the annual meeting are in the best interest of Wayne Savings and our stockholders.  For the reasons set forth in the proxy statement, the board of directors unanimously recommends a vote "FOR" each matter to be considered.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting.  This will not prevent you from voting in person at the annual meeting, but will ensure that your vote is counted if you are unable to attend.

Your continued support of Wayne Savings Bancshares, Inc. is sincerely appreciated.

Sincerely,

/s/ Phillip E. Becker

Phillip E. Becker
President and Chief Executive Officer

Wayne Savings Bancshares, Inc.
151 North Market Street
Wooster, Ohio 44691
(330) 264-5767
____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on July 23, 2009
____________________

Our 2009 annual meeting of stockholders will be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 23, 2009 at 10:00 a.m., local time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

(1)	To elect two (2) directors for a three-year term, and until their successors are elected and qualified;

(2)	To ratify the appointment of BKD LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2010; and

(3)	To transact such other business as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

Our stockholders of record as of the close of business on June 3, 2009, the voting record date, are entitled to notice of and to vote at the annual meeting and at any adjournment of the annual meeting.

By Order of the Board of Directors

/s/ H. Stewart Fitz Gibbon III

H. Stewart Fitz Gibbon III
Corporate Secretary

Wooster, Ohio
June 25, 2009

Important Notice Regarding the Availability of Proxy Materials
For the Shareholder Meeting to be Held on July 23, 2009

This proxy statement and the annual report to shareholders on Form 10-K are available at:
http://www.cfpproxy.com/5542

You are cordially invited to attend the annual meeting.  It is important that your shares be represented regardless of the number you own.  Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy card promptly in the envelope provided.  If you attend the meeting, you may vote either in person or by proxy.  Any proxy given may be revoked by you in writing or in person at any time prior to the exercise of the proxy.

PROXY STATEMENT
of
WAYNE SAVINGS BANCSHARES, INC.

ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished to holders of common stock of Wayne Savings Bancshares, Inc., the parent holding company of Wayne Savings Community Bank.  We are soliciting proxies on behalf of our board of directors to be used at the Annual Meeting of Stockholders to be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 23, 2009 at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders.  This proxy statement is first being mailed to stockholders on or about June 25, 2009. In this proxy statement, "Wayne Savings", the "Corporation", "we", "us", and "our" refer to Wayne Savings Bancshares, Inc.

What is the purpose of the annual meeting?

At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on the performance of Wayne Savings and respond to questions from stockholders.

Who is entitled to vote?

Only our stockholders of record as of the close of business on the record date for the meeting, June 3, 2009, are entitled to vote at the meeting. On the record date, we had 3,004,113 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

In accordance with the provisions of our Certificate of Incorporation, record holders who beneficially own in excess of 10% of the outstanding shares of our common stock are not entitled to vote with respect to the shares held in excess of the 10% limit. Our Certificate of Incorporation authorizes the board of directors (a) to make all determinations necessary to implement and apply the 10% limit, including determining whether persons or entities are acting in concert, and (b) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to us to enable the board of directors to implement and apply the 10% limit.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted.  Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares for me?

Yes.  Your broker may vote in his or her discretion on the election of directors and ratification of the independent registered public accounting firm if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

Yes.  All stockholders are invited to attend the annual meeting.  Stockholders of record can vote in person at the annual meeting.  If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change or revoke my vote after I return my proxy card?

Yes.  If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•	First, you may send a written notice to our Corporate Secretary, Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691, stating that you would like to revoke your proxy.

•	Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

•	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock entitled to vote at the meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

The recommendations of the board of directors are set forth under the description of each proposal in this proxy statement.  In summary, the board of directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of BKD LLP for the fiscal year ending March 31, 2010.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the board of directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the annual meeting.  The two nominees for director receiving the most "for" votes will be elected.  The approval of the proposal to ratify the appointment of our independent registered public accounting firm and any other proposal will require the affirmative vote of a majority of the votes cast on the proposal.

Under the Delaware General Corporation Law, an abstention or broker non-vote is not counted as a vote cast and, accordingly, will have no effect on the vote to approve our nominees for director or the proposal to ratify the appointment of our independent registered public accounting firm.

Can I access the proxy statement and annual report electronically?

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 23, 2009.  This proxy statement and the annual report to shareholders on Form 10-K are available at:  http://www.cfpproxy.com/5542.

PROPOSAL I - ELECTION OF DIRECTORS AND INFORMATION WITH RESPECT TO CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

Our Certificate of Incorporation and Bylaws provide that the board of directors shall be divided into three classes as nearly equal in number as possible.  The directors are elected by our stockholders for staggered terms and until their successors are elected and qualified.

At this annual meeting, you will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2012 and until their respective successors are elected and qualified.  Our nominating and corporate governance committee has recommended the re-election of Messrs. Morgan and Steiger as directors.  No nominee for director is related to any other director or executive officer by blood, marriage or adoption.  Stockholders are not permitted to use cumulative voting for the election of directors.

Unless otherwise directed, each proxy executed and returned will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our board of directors.  At this time, the board of directors knows of no reason why either of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director and each director whose term continues.  No continuing directors are related to any other director or executive officer by blood, marriage or adoption. Ages are reflected as of June 3, 2009.  Where applicable and as discussed further below, service as a director includes service as a director of Wayne Savings Community Bank.

Nominees for Director for a Three-Year Term Expiring in 2012

Name	Age	Positions Held with Wayne Savings	Director Since
James C. Morgan	71	Director	1995
Rodney C. Steiger	61	Director	2008

The Board of Directors recommends that you vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Term Expires in 2010

Name	Age	Positions Held with Wayne Savings	Director Since
Russell L. Harpster	74	Chairman of the Board	1979
Terry A. Gardner	62	Director	1994
Peggy J. Schmitz	57	Director	2008

Directors Whose Term Expires in 2011

Name	Age	Positions Held with Wayne Savings	Director Since
Phillip E. Becker	64	President and Chief Executive Officer	2005
Daniel R. Buehler	54	Director	2005

The principal occupation during the past five years of each director of Wayne Savings is set forth below.

Phillip E. Becker.  Mr. Becker has served as President and Chief Executive Officer of Wayne Savings Bancshares and Wayne Savings Community Bank since November 2005.  Previously, Mr. Becker served as Executive Vice President and Chief Lending Officer of Wayne Savings Community Bank between January 2005 and November 2005.  Mr. Becker was Vice President of Wayne County National Bank, Wooster, Ohio, from August 1999 to December 2004.

Daniel R. Buehler.  Mr. Buehler has served as President of Buehler Food Markets, Inc., Wooster, Ohio since 1990 and has been employed by Buehler Food Markets for 36 years.

Terry A. Gardner.  Mr. Gardner is Executive Vice President and part owner of Greenbriar Conference Centre, Wooster, Ohio and has been employed in such capacity since January 2001.  Previously, Mr. Gardner was President and general partner of Terra Management and Terra Developers in Wooster, Ohio, which were firms involved in the management and construction of multi-family housing projects.

Russell L. Harpster.  Mr. Harpster is an attorney and of counsel to the law firm of Harpster, Vanosdall & Findley, LLP in Ashland, Ohio and has been employed in such capacity since January 2005 (formerly named Henderson, Harpster & Vanosdall, LLP).  Mr. Harpster was previously a partner in the firm.  Mr. Harpster has served as Chairman of the Board since November 2005.

James C. Morgan.  Mr. Morgan is a partner in Franklin Gas & Oil Co. LLC, Wooster, Ohio and has been employed in such capacity since 2001.  Mr. Morgan was a partner in Erie Land & Mineral Co. LLC from 2001 to January 2006.  He has been actively engaged in oil and gas exploration for 50 years.

Peggy J. Schmitz. Ms. Schmitz is an attorney and a member of Critchfield, Critchfield and Johnston, Ltd. in Wooster, Ohio.  Ms. Schmitz has practiced law for more than 30 years and has been associated with her law firm for more than 20 years.

Rodney C. Steiger.  Mr. Steiger has been in health care the past four years currently serving as Director, President, and CEO of The Orrville Hospital Foundation dba Dunlap Community Hospital, Orrville, Ohio.  He previously spent many years in banking, most recently as CEO of The Savings Bank & Trust Company in Orrville, Ohio.  He joined the Board in February of 2008 and currently serves as Chairman of the Audit Committee.

Executive Officers Who Are Not Directors

Set forth below is the information with respect to the principal occupations during the last five years for the two executive officers of Wayne Savings who do not also serve as directors.  Ages are reflected as of June 3, 2009.

Steven G. Dimos, who is 51 years of age, has served as Executive Vice President and Chief Operations Officer of Wayne Savings and Wayne Savings Community Bank since April 2008.  Previously, Mr. Dimos served in various executive positions at certain financial institutions including FirstMerit and Central Trust Company. In 1996, Mr. Dimos founded and continues as the owner/operator of a successful small business based in Stark County, Ohio.

H. Stewart Fitz Gibbon III, who is 52 years of age, has served as Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary of Wayne Savings and Wayne Savings Community Bank since September 2005.  Previously, Mr. Fitz Gibbon served as the Vice President of Finance for Advantage Bank, Cambridge, Ohio from June 2005 to September 2005 and Vice President and Chief Financial Officer of Ohio Central Savings, a savings association located in Dublin, Ohio from June 2003 to June 2005.  Prior thereto, Mr. Fitz Gibbon was the Asset/Liability Manager for Third Federal Savings and Loan Association, a savings association located in Cleveland, Ohio, from November 1999 to June 2003.

Committees and Meetings of the Board of Directors

During the fiscal year ended March 31, 2009, the board of directors of Wayne Savings met 12 times.  No director of Wayne Savings attended fewer than 75% of the total number of board of directors meetings and all committees of the board on which such director served during the periods that he or she served. Our board of directors has determined that a majority of our members are independent directors as defined in the NASDAQ Listing Rules.  The current independent members are Messrs. Buehler, Gardner, Harpster, Morgan, Steiger and Ms. Schmitz.

Membership on Certain Board Committees.  The board of directors of Wayne Savings has established an audit committee, executive committee, nominating and corporate governance committee and compensation committee.  The following table sets forth the membership of such committees as of the date of this proxy statement.

Directors	Audit	Executive	Nominating and Corporate Governance	Compensation
Phillip E. Becker		*
Daniel R. Buehler	*		*	*
Terry A. Gardner	*		*	*
Russell L. Harpster		**	**	**
James C. Morgan	*	*		*
Peggy J. Schmitz	*		*	*
Rodney C. Steiger	**			*
______________________
*             Member.
**           Chair.

Audit Committee. The audit committee engages Wayne Savings' external auditor and reviews Wayne Savings' systems of internal control with management, the internal auditor and the external auditors.  In addition, the audit committee reviews with the external auditors and management the annual audited consolidated financial statements (including the Form 10-K), the quarterly Form 10-Q and monitors Wayne Savings' adherence to accounting principles generally accepted in the United States of America for financial reporting.  The audit committee is comprised of five directors, all of whom are independent directors as defined in the NASDAQ Listing Rules.  Mr. Steiger has been designated as our Audit Committee Financial Expert.  The audit committee of Wayne Savings met eight times in fiscal 2009.  The audit committee of Wayne Savings has adopted a charter, a copy of which can be viewed on our website at www.waynesavings.com.

Executive Committee.  The executive committee is empowered to act in place of the full board, with certain exceptions, between meetings of the full board.  The executive committee performs general control and supervision functions subject to the discretion of the full board of directors. The executive committee meets as needed and did not meet during fiscal 2009.

Nominating and Corporate Governance Committee.  Wayne Savings established a nominating and corporate governance committee in fiscal 2004 to, among other things, review the composition of the board, evaluate and make recommendations to the board of directors for the election of directors and recommend to the board and monitor compliance with the corporate governance guidelines established by the board.  The nominating and corporate governance committee met once in fiscal 2009 to consider director nominations and recommend nominees to the full board of directors for three-year terms expiring in 2012.  The nominating and corporate governance committee members are independent directors, as defined in the NASDAQ Listing Rules, who rotate annually so that no director will be in a position to recommend himself for nomination to the board of directors.  The committee's charter can be viewed on our website at www.waynesavings.com.

Compensation Committee. The compensation committee meets on a periodic basis to review senior executive compensation including salaries, bonuses, perquisites, severance and retirement compensation.  In addition, the compensation committee assists the board of directors in carrying out its responsibilities with respect to overseeing the Corporation’s compensation policies and practices.  The compensation committee met twice in fiscal 2009.  All of the current members of the committee are independent within the meaning of the NASDAQ Listing Rules.

The compensation committee's charter sets forth the responsibilities of the compensation committee and reflects such committee’s commitment to create a compensation structure that incentivizes senior management and aligns the interests of senior management with those of our stockholders.  The compensation committee and the board periodically review and revise the compensation committee charter, as appropriate. The full text of the compensation committee charter is available on our website at www.waynesavings.com. The compensation committee's membership is determined by the board.

The compensation committee has exercised exclusive authority over the compensation paid to the Corporation’s President and Chief Executive Officer and reviews and approves salary increases and bonuses for all of the Corporation’s officers as prepared and submitted to the compensation committee by the President and Chief Executive Officer. The types of compensation we offer our executives remain within the traditional categories: salary, short and long-term incentive compensation (cash bonus and stock-based awards), standard executive benefits, and retirement and severance benefits.

Although the compensation committee does not delegate any of its authority for determining executive compensation, the compensation committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the compensation committee.  The Corporation’s executive officers do not have any role in the setting of their own compensation.  The Chief Executive Officer makes recommendations to the committee regarding the other named executive officers and the committee makes its own determination regarding the Chief Executive Officer’s compensation without his participation.  No outside consultants have been used by the committee.  The committee relies on compensation surveys published by the Ohio Bankers League and SNL Financial, along with a review of publicly available data for competitors in the Corporation’s market area to establish ranges within which executive officer compensation is set based on individual and company performance.

Compensation Committee Interlocks and Insider Participation

Determinations regarding compensation of our executive officers are reviewed by Wayne Savings' compensation committee.  Messrs. Buehler, Gardner, Morgan, Steiger, Ms. Schmitz, and Mr. Harpster, who is the committee's chairman, serve as members of the compensation committee.

No person who served as a member of the compensation committee during fiscal 2009 was a current or former officer or employee of Wayne Savings or Wayne Savings Community Bank or engaged in certain transactions with Wayne Savings or Wayne Savings Community Bank required to be disclosed by regulations of the Securities and Exchange Commission (“SEC”).  Additionally, there were no compensation committee "interlocks" during fiscal 2009, which generally means that no executive officer of Wayne Savings served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of our compensation committee.

Directors Attendance at Annual Meetings

Directors are expected to attend the annual meeting absent a valid reason for not doing so.  We expect that a board meeting will typically be scheduled in conjunction with our annual meetings of stockholders, as is the case for this annual meeting.  In 2008, all of our directors attended the annual meeting of stockholders.

Director Nominations

In June 2004, the nominating and corporate governance committee adopted a written charter.  The charter sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.  The committee also may consider the extent to which the candidate would fill a present need on the board of directors.  The nominating and corporate governance committee will also consider candidates for director suggested by other directors, as well as our management and stockholders.  Any stockholder wishing to make a nomination must follow our procedures for stockholder nominations, which are described under "Stockholder Proposals, Nominations and Communications with the Board of Directors."

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Corporation or its subsidiaries for services rendered in all capacities during the last fiscal year to our named executive officers.

Name and Principal Position	Fiscal Year	Salary(1)	Non-Equity Incentive Plan Compensation(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Total
Phillip E. Becker President and Chief Executive Officer	2009	$187,200	$22,000	$ --	$31,133	$240,333
	2008	$180,000	$12,600	$ --	$29,303	$221,903
H. Stewart Fitz Gibbon III Executive Vice President and Chief Financial Officer	2009	$137,800	$16,536	$ --	$20,882	$175,218
	2008	$132,500	$9,275	$ --	$17,905	$159,680
Steven G. Dimos Executive Vice President and Chief Operations Officer	2009	$120,000	$14,400	$ --	$6,918	$141,318
	2008	$ --	$ --	$ --	$ --	$ --
_______________________
(1)
We periodically review, and may increase, base salaries in accordance with the terms of employment agreements or Wayne Savings' normal annual compensation review for each of our named executive officers.  Annual base salaries as of the date of this proxy statement for fiscal year 2010 are as follows:  Mr. Becker: $187,200, Mr. Fitz Gibbon: $142,000 and Mr. Dimos: $130,000.

(2)	Reflects bonuses earned under Wayne Savings Community Bank’s incentive bonus program. For fiscal 2009, the bonuses were paid in April and May 2009.

(3)
With respect to the pension plan, Mr. Becker, Mr. Fitz Gibbon or Mr. Dimos are not eligible for participation in the defined benefit plan since the plan was frozen prior to their employment by the Corporation.  None of the named executive officers received any above market or preferential earnings on compensation that is deferred on a basis that is not tax-qualified.

(4)
Includes employer matching contributions allocated to the accounts of Messrs. Becker, Fitz Gibbon and Dimos, respectively, under the Corporation's 401(k) plan.  Also includes the fair market value at March 31, 2009 of the shares of common stock allocated pursuant to the ESOP in fiscal 2009 for Messrs. Becker and Fitz Gibbon respectively.  Mr. Dimos was not eligible to participate in the ESOP in fiscal 2009.  Also includes the payment of club dues and medical, dental and life insurance premiums for the benefit of the named executive officers.

Outstanding Equity Awards at Fiscal Year-End

Messrs. Becker, Fitz Gibbon or Dimos have not been issued any equity awards during their employment with the Corporation and hold no outstanding equity awards as of March 31, 2009.

Employment Agreements

Wayne Savings Community Bank entered into employment agreements with President and Chief Executive Officer, Phillip E. Becker, and Executive Vice President, H. Stewart Fitz Gibbon III effective February 15, 2005 and November 14, 2005, respectively, at their then current base salaries.  These agreements were amended and restated as of November 30, 2006 to comply with the requirements of Section 409A of the Code and to make certain other changes.  Both of the employment agreements provide for a term of 36 months.  On each anniversary date, the agreements may be extended for an additional 12 months, so that the remaining term shall be 36 months.  If an agreement is not renewed, the agreement will expire two years following the anniversary date.

Wayne Savings Community Bank entered into an employment agreement with Executive Vice President and Chief Operations Officer Steven G. Dimos effective April 14, 2008.  The employment agreement provides for a term of 24 months.  Unless prior notice is given, the employment agreement shall be renewed automatically for 12 months at the expiration of the term of the agreement.

The base salaries under the agreements shall be reviewed at least annually and may be increased but not decreased.  In addition to the base salaries, the agreements provide for, among other things, insurance benefits and participation in other employee and fringe benefits applicable to executive personnel.  The agreements provide for termination of the employment of the executive by Wayne Savings Community Bank for cause at any time.

The employment agreements provide for certain payments to the executives in the event Wayne Savings Community Bank terminates the executive's employment during the term of the agreement for reasons other than cause, retirement or disability, each as defined in the agreements, or in the event of the executive's resignation upon (a) failure to re-elect the executive to his or her current offices, (b) a material change in the executive's functions, duties or responsibilities, (c) relocation of his or her principal place of employment by more than a specified number of miles, (d) liquidation or dissolution of Wayne Savings Community Bank or Wayne Savings, or (e) a breach of the agreement by Wayne Savings Community Bank or in the event of the termination or resignation of the executive following our change in control, as defined.  In the above circumstances, the executive, or in the event of death, his or her beneficiary, would be entitled to severance pay in an amount equal to three times, the sum of his (i) highest annual base salary, (ii) highest bonus, (iii) the value of employer matching contributions to the 401(k) plan in the year preceding the year of termination and (iv) the value of employer contribution or allocation to the ESOP in the year preceding the year of termination.  Wayne Savings Community Bank would also continue the executive's life and, if applicable, dental coverage for the remaining unexpired term of the agreement.  The employment agreements provide that the executives are permitted to receive all payments contemplated rather than reducing payments to avoid having an excess parachute payment under Section 280G of the Code.  This allows the executive to receive all of the benefits that they are entitled to receive under the agreements and to receive a reimbursement for any excise tax imposed by Section 280G of the Code.

Upon termination of the executive's employment upon the executive's retirement, he will be entitled to all benefits available to him under any retirement or other benefit plan maintained by Wayne Savings Community Bank.  In the event of an executive's disability for a period of six months, Wayne

Savings Community Bank may terminate the agreement, provided that Wayne Savings Community Bank will be obligated to pay the executive a bi-weekly payment equal to three quarters of the executive's bi-weekly rate of base salary, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by Wayne Savings Community Bank. The disability payments shall end on the earlier of (i) the date the executive returns to full-time employment with Wayne Savings Community Bank or another employer, (ii) his attainment of retirement age, or (iii) his death.

Director Compensation

Our directors, all of who also serve on the board of Wayne Savings Community Bank, currently do not receive fees for serving on the board or committees of Wayne Savings Community Bank.  Each non-employee director serving on the board of Wayne Savings Bancshares, Inc. received a fee of $900 per month and $600 for each monthly board meeting attended or for which they have an excused absence.  The Chairman of the Board also receives a monthly retainer of $1,000 and the chairman of the Audit Committee receives a monthly retainer of $166.67.  No fees are paid for special meetings of the board, nor does Mr. Becker receive compensation for service on the board.  During fiscal 2009, members of the executive committee received fees of $166.67 per meeting and members of the audit committee, the trust committee and the loan committee received fees of $150.00 per meeting, in all cases regardless of attendance.

The table below summarizes the total compensation paid to our non-employee directors for the fiscal year ended March 31, 2009

Name	Fees Earned or Paid in Cash	All Other Compensation	Total
Daniel R. Buehler	$21,600	$ --	$21,600
Terry A. Gardner	23,400	--	23,400
Russell L. Harpster	35,600	--	35,600
James C. Morgan	23,600	--	23,600
Peggy J. Schmitz	21,000	--	21,000
Rodney C. Steiger	21,800	--	21,800

At March 31, 2009, Messrs. Gardner, Harpster and Morgan had options outstanding for 10,204 shares of Corporation common stock at an exercise price of $13.95, all of which are exercisable.

Indebtedness of Management and Related Party Transactions

In accordance with applicable federal laws and regulations, Wayne Savings Community Bank makes loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans.  These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with outside customers.  In accordance with a loan policy applicable to all employees of Wayne Savings Community Bank, except for the applicable officers and directors pursuant to the requirements of Regulation O of the Board of Governors of the Federal Reserve System, employees may obtain loans with a rate of interest 1/2% below rates for outside customers.  According to a policy adopted by Wayne Savings to ensure compliance with Regulation O, all loans made to a director or executive officer in excess of the greater of $25,000 or 5% of Wayne Savings' capital and surplus, must be approved in advance by a majority of the disinterested members of our board of directors.  As of March 31, 2009, mortgage loans to officers, directors and their related business interests totaled $2.3 million.  As of March 31, 2009, $600,000 was available on lines of credit to officers, directors and their related business interests, with no balances outstanding.  It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. All loans were current as of March 31, 2009.

REPORT OF THE AUDIT COMMITTEE

The functions of the Wayne Savings audit committee include the following: performing all duties assigned by the board of directors; selecting our independent registered public accounting firm; reviewing with Wayne Savings' management and our independent registered public accounting firm the financial statements issued by Wayne Savings and Wayne Savings Community Bank pursuant to federal regulatory requirements; meeting with the independent registered public accounting firm to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates; assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses; and assessing compliance with laws and regulations and overseeing the internal audit function.

The audit committee has reviewed and discussed Wayne Savings' audited financial statements with management.  The audit committee has discussed with Wayne Savings' independent registered public accounting firm, BKD LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended (AICPA Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with BKD LLP, their independence.  Based on the review and discussions referred to above in this report, the audit committee recommended to the board of directors that the audited financial statements be included in Wayne Savings' Annual Report on Form 10-K for fiscal year 2009 for filing with the SEC.

Members of the Audit Committee
Rodney C. Steiger, Chairman
Daniel R. Buehler
Terry A. Gardner
James C. Morgan
Peggy J. Schmitz

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of June 3, 2009, the voting record date, certain information as to the common stock beneficially owned by each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, the directors and director nominees of Wayne Savings, the executive officers named in the Summary Compensation Table, and all directors and certain executive officers of Wayne Savings as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of June 3, 2009(1)		Percent of Common Stock
Wayne Savings Employee Stock Ownership Plan Trust 151 North Market Street Wooster, Ohio 44691	213,182	(2)	7.1%

Tyndall Capital Partners, L.P. 599 Lexington Avenue, Suite 4100 New York, NY 10022	154,720		5.2%
Directors:
Phillip E. Becker	3,163	(3)	*
Daniel R. Buehler	3,325		*
Terry A. Gardner	90,907	(4)(8)	3.0%
Russell L. Harpster	73,377	(5)(8)	2.4%
James C. Morgan	34,172	(7)(8)	1.1%
Peggy J. Schmitz	1,000		*
Rodney C. Steiger	650	(6)	*

Executive Officers:
Steven G. Dimos	500	(10)	*
H. Stewart Fitz Gibbon III	12,265	(9)	*

All directors and executive officers of Wayne Savings as a group (9 persons)	219,359	(11)	7.1%
_____________________

*           Represents less than 1% of our outstanding common stock.

(1)
Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(Footnotes continued on following page)
_____________________

(2)
The Wayne Savings Community Bank Employee Stock Ownership Plan Trust was established pursuant to the Wayne Savings Community Bank Employee Stock Ownership Plan ("ESOP").  Messrs. Becker and Fitz Gibbon act as Trustees of the ESOP.  As of December 31, 2008, 121,024 shares held in the ESOP Trust had been allocated to the accounts of participating employees.  The remaining 92,158 shares held by the ESOP Trust were unallocated as of December 31, 2008.  Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees and unallocated shares will be voted in the same ratio on any matter as to those shares for which instructions are given.  The amount of common stock beneficially owned by the officers who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the shares held by the ESOP Trust, other than those shares allocated to the accounts of the officers.

(3)	Includes 2,000 shares held in Mr. Becker’s individual retirement account and 1,163 shares held in the ESOP.

(4)	Includes 32,348 shares held jointly with Mr. Gardner's spouse, 5,242 shares held by Mr. Gardner's spouse and 5,242 shares held by Mr. Gardner's daughter.

(5)	Includes 26,646 shares held by Mr. Harpster's spouse.

(6)	Shares held jointly with Mr. Steiger’s spouse.

(7)	Includes 3,092 shares held in Mr. Morgan's individual retirement account and 20,876 shares held in two trusts for which Mr. Morgan is a beneficiary.

(8)	Includes shares subject to stock options which are currently exercisable as follows:

Name	No. of Shares Subject to Options
Terry A. Gardner	10,204
James C. Morgan	10,204
Russell L. Harpster	10,204

(9)	Includes 11,905 shares held in Mr. Fitz Gibbon's individual retirement account and 360 shares held in the ESOP.

(10)	Shares are held in Mr. Dimos’ individual retirement account.

(11)
Includes 1,523 shares allocated to executive officers pursuant to the ESOP, 30,612 shares subject to stock options which are currently exercisable and 11,905 shares held by the executive officers in the Wayne Savings 401(k) Retirement Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC.  Officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.  We know of no person who owns 10% or more of Wayne Savings' common stock.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended March 31, 2009, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 1, 2007, the audit committee of the board of directors of Wayne Savings Bancshares, Inc. met and dismissed Grant Thornton LLP (“Grant Thornton”) as the Corporation’s independent registered public accounting firm.  The Corporation’s financial statements for the years ending March 31, 2006 and March 31, 2007 were audited by Grant Thornton.  On August 1, 2007, the audit committee also approved the engagement of BKD LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending March 31, 2008.

The reports of Grant Thornton on the financial statements of the Corporation for fiscal 2006 and 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with its audits for fiscal 2006 and 2007 and through August 1, 2007, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference thereto in its report on the Corporation’s financial statements.

During fiscal 2006 and 2007 and through August 1, 2007, neither the Corporation nor anyone on its behalf consulted with BKD regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Corporation’s financial statements; or (ii) any matter that was either the subject matter of a disagreement or a reportable event with the former independent accountant (as set forth in Regulation S-K Item 304 (a)(1)(v).

The audit committee of the board of directors of Wayne Savings has appointed BKD LLP, independent registered public accounting firm, to perform the audit of our financial statements for the year ending March 31, 2010, and further directed that the selection of independent registered public accounting firm be submitted for ratification by the stockholders at the annual meeting.

We have been advised by BKD LLP that neither that firm nor any of its associates has any relationship with Wayne Savings or its subsidiaries other than the usual relationship that exists between independent registered public accounting firms and clients.  BKD LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint BKD LLP as our independent registered public accounting firm, our audit committee considered whether the provision of services, other than auditing services, by BKD LLP is compatible with maintaining their independence.  In addition to performing auditing services as well as reviewing Wayne Savings' public filings, our independent registered public accounting firm performed tax-related services, including the completion of Wayne Savings' corporate tax returns, in fiscal 2009.  The audit committee believes that BKD LLP's performance of these other services is compatible with maintaining their independence.

Audit Fees

The following table sets forth the aggregate fees paid by us to BKD LLP for professional services rendered in connection with the audit of our consolidated financial statements for fiscal 2009 and fiscal 2008, as well as the fees paid by us to BKD LLP for audit-related services, tax services and all other services rendered by BKD LLP to us during fiscal 2009 and fiscal 2008.

	Year Ended March 31,
	2009	2008
Audit fees (1)	$110,145	$105,650
Audit-related fees (2)	27,800	17,615
Tax fees (3)	5,505	27,895
All other fees (4)	3,120	900
Total	$146,570	$152,060
_____________________

(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the SEC, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the SEC.

(2)	Audit-related fees for fiscal 2009 and 2008 primarily consist of fees incurred in connection with the audit of certain employee benefit plans.

(3)	Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

(4)	All other fees consisted of consulting fees related to benefit plan administration and Sarbanes-Oxley Section 404 compliance.

As provided in its charter, the audit committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by the independent registered public accounting firm to Wayne Savings.  The audit committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the audit committee's Pre-Approval Policy adopted in April 2004.  In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  The audit committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the audit committee on an annual basis and separately approves other individual engagements as necessary.

Each new engagement of BKD LLP was approved in advance by the audit committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of BKD LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2010.

STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholder Proposals.  Any proposal which a stockholder wishes to have included in the proxy materials of Wayne Savings relating to the next annual meeting of stockholders, which is currently expected to be held in July 2010, must be received at the principal executive offices of Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691, no later than February 25, 2010.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

Stockholder proposals which are not submitted for inclusion in Wayne Savings' proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Section 6(b) of our Bylaws.  Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices by March 27, 2010.  The notice must include the information required by Section 6(b) of our Bylaws.

Stockholder Nominations.  Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the board of directors, other than those made by the board or the nominating committee thereof, shall be made by a stockholder who has complied with the notice provisions in the Bylaws.  Written notice of a stockholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of stockholders, 90 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of stockholders.  For our annual meeting in 2010, this notice must be received by March 27, 2010.  Each written notice of a stockholder nomination is required to set forth certain information specified in Section 6(c) of our Bylaws.  We did not receive any stockholder nominations with respect to this annual meeting.

Other Stockholder Communications.  Our board of directors has adopted a formal process by which stockholders may communicate with the board.  Stockholders who wish to communicate with our board of directors may do so by sending written communications addressed to the board of directors of Wayne Savings Bancshares, Inc. c/o Corporate Secretary, 151 North Market Street, Wooster, Ohio 44691.

ANNUAL REPORTS

A copy of our Annual Report on Form 10-K for the year ended March 31, 2009 accompanies this Proxy Statement.  Such report is not part of the proxy solicitation materials.

Upon receipt of a written request we will furnish without charge to any stockholder a copy of the exhibits to the Annual Report on Form 10-K.  Such written requests should be directed to   H. Stewart Fitz Gibbon III, Corporate Secretary, Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691.  A copy of the Annual Report on Form 10-K and exhibits is also available on our website at www.waynesavings.com.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Wayne Savings.  Wayne Savings will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock.  In addition to solicitations by mail, directors, officers and employees of Wayne Savings may solicit proxies personally or by telephone without additional compensation.

REVOCABLE PROXY
WAYNE SAVINGS BANCSHARES, INC.
ANNUAL MEETING OF STOCKHOLDERS
JULY 23, 2009
☒	PLEASE MARK VOTES
AS IN THIS EXAMPLE

The undersigned hereby appoints the full board of directors, with full powers of substitution to act as proxies for the undersigned to vote all shares of common stock of Wayne Savings Bancshares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) to be held at the Greenbriar Conference Centre, 50 Riffel Road, Wooster, Ohio, at 10:00 a.m. (local time) on July 23, 2009. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows: FOR the election of all nominees and FOR the ratification of appointment of BKD LLP as auditors for fiscal 2010.

This proxy is solicited by the Board of Directors.

1.	The election as directors of all nominees listed (except as marked to the contrary)

For three year term expiring in 2012:
James C. Morgan and Rodney C. Steiger

☐     For     ☐     Withhold     ☐     For All Except

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee's name in the space provided below:

_____________________________________

2.	The ratification of the appointment of BKD LLP as independent registered public accounting firm for the fiscal year ending March 31, 2010.

☐     For     ☐     Against     ☐     Abstain
PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.     →     ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE LISTED PROPOSALS.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED HEREIN. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Please be sure to sign and date this Proxy in the box below.	Date

Stockholder sign above	Co-holder (if any) sign above

▲Detach above card, sign, date and mail in postage paid envelope provided.▲

WAYNE SAVINGS BANCSHARES, INC.

The above signed acknowledges receipt from Wayne Savings Bancshares, Inc. prior to the execution of this proxy of Notice of the Meeting, a proxy statement dated June 25, 2009 and audited financial statements.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Important Notice Regarding the Availability of Proxy Materials
For the Shareholder Meeting to be Held on July 23, 2009

This proxy statement and the annual report to shareholders on Form 10-K are available at:
http://www.cfpproxy.com/5542

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.
__________________________________
__________________________________
__________________________________

401(k) VOTING INSTRUCTION BALLOT
WAYNE SAVINGS BANCSHARES, INC.

☒	PLEASE MARK VOTES
AS IN THIS EXAMPLE

The undersigned hereby instructs the Trustee of the 401(k) Retirement Plan of Wayne Savings Community Bank to vote, as designated below, all the shares of common stock of Wayne Savings Bancshares, Inc. allocated to my 401(k) Plan account as of June 3, 2009, at the Annual Meeting of Stockholders to be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 23, 2009, at 10:00 a.m., local time, or at any adjournment thereof.

1.	ELECTION OF DIRECTORS FOR THREE-YEAR TERM

☐     FOR     ☐     WITHHOLD     ☐     FOR ALL EXCEPT

Nominees for three-year term expiring in 2012: James C. Morgan and Rodney C. Steiger

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
____________________________

2.	PROPOSAL TO RATIFY THE APPOINTMENT of BKD LLP as independent registered public accounting firm for the fiscal year ending March 31, 2010.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

The board of directors recommends that you vote FOR the board's nominees for director and FOR the ratification of BKD LLP. Such votes are hereby solicited by the board of directors.

If you return this card properly signed but you do not otherwise specify, shares will be voted for the board of directors' nominees for director and for the ratification of BKD LLP.

Please be sure to sign and date this Card in the box below.	Date

Participant sign above

▲Detach above card, sign, date and mail in postage paid envelope provided.▲

WAYNE SAVINGS BANCSHARES, INC.
PLEASE MARK, SIGN, DATE AND RETURN 401(k) VOTING INSTRUCTION BALLOT TO BE RECEIVED BY JULY 23, 2009.

Important Notice Regarding the Availability of Proxy Materials
For the Shareholder Meeting to be Held on July 23, 2009

This proxy statement and the annual report to shareholders on Form 10-K are available at:
http://www.cfpproxy.com/5542

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.
_______________________________________
_______________________________________
_______________________________________

ESOP VOTING INSTRUCTION BALLOT
WAYNE SAVINGS BANCSHARES, INC.

☒	PLEASE MARK VOTES
AS IN THIS EXAMPLE

The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan of Wayne Savings Community Bank to vote, as designated below, all the shares of common stock of Wayne Savings Bancshares, Inc. allocated to my ESOP account as of June 3, 2009 at the Annual Meeting of Stockholders to be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 23, 2009 at 10:00 a.m., local time, or at any adjournment thereof.

1.	ELECTION OF DIRECTORS FOR THREE-YEAR TERM

☐     FOR     ☐     WITHHOLD     ☐     FOR ALL EXCEPT

Nominees for three-year term expiring in 2012: James C. Morgan and Rodney C. Steiger

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
____________________________

2.	PROPOSAL TO RATIFY THE APPOINTMENT of BKD LLP as independent registered public accounting firm for the fiscal year ending March 31, 2010.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The board of directors recommends that you vote FOR the board's nominees for director and FOR the ratification of BKD LLP. Such votes are hereby solicited by the board of directors.

If you return this card properly signed but you do not otherwise specify, shares will be voted for the board of directors' nominees for director and for the ratification of BKD LLP.

Please be sure to sign and date this Card in the box below.	Date

Participant sign above

▲Detach above card, sign, date and mail in postage paid envelope provided.▲

WAYNE SAVINGS BANCSHARES, INC.
PLEASE MARK, SIGN, DATE AND RETURN ESOP VOTING INSTRUCTION BALLOT PROMPTLY TO BE RECEIVED BY JULY 23, 2009.

Important Notice Regarding the Availability of Proxy Materials
For the Shareholder Meeting to be Held on July 23, 2009

This proxy statement and the annual report to shareholders on Form 10-K are available at:
http://www.cfpproxy.com/5542

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.
___________________________________________
___________________________________________
___________________________________________

June 25, 2009

To:	Participants in Wayne Savings Community Bank's 401(k) Retirement Plan and/or Employee Stock Ownership Plan

Re:	Instructions for voting shares of Wayne Savings Bancshares, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Stockholders of Wayne Savings Bancshares, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Wayne Savings Bancshares allocated to your accounts in the 401(k) Plan and/or ESOP will be voted.  You may receive one or two Voting Instruction Ballots depending on whether you have accounts in both the ESOP and 401(k) Plan.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and Voting Instruction Ballot(s).  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan and/or ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot(s) in the envelope provided.  Huntington National Bank will tabulate the votes for the purpose of having those shares voted by the Trustees. In order to be effective, your Voting Instruction Ballot(s) must be received by Huntington no later than July 21, 2009.

We urge each of you to vote, as a means of participating in the governance of the affairs of Wayne Savings Bancshares. If your voting instructions are not received, the shares allocated to your 401(k) Plan and/or ESOP accounts will generally not be voted.  While I hope that you will vote in the manner recommended by the board of directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account(s) under the 401(k) Plan and/or ESOP.  If you also own shares of Wayne Savings Bancshares common stock outside of the 401(k) Plan and/or ESOP, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,

/s/ Phillip E. Becker

Phillip E. Becker
President and Chief Executive Officer